UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 7, 2014

Date of Report (date of Earliest Event Reported)

BRAZIL GOLD CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-33714	98-0430746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File number)	Identification No.)

242 West Main Street, Hendersonville, TN 37075

(Address of principal executive offices, including zip code)

888-613-7164

(Registrant’s telephone number, including area code)

850 3rd Avenue, 16th Floor, New York, NY 10022

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Consulting Agreement (ASC Recap LLC)

On April 7, 2014 Brazil Gold Corp. (the “Company”) entered into a Consulting Agreement with ASC Recap LLC (“ASC”).  The following is a summary of the material terms of the Consulting Agreement, and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.  Pursuant to this agreement ASC is to provide certain financial, business consulting and advisory services to the Company in exchange for 3,500 shares of Series C Preferred Stock.

Equity Purchase Agreement

On April 7, 2014 the Company entered into an Equity Purchase Agreement with ASC.  The following is a summary of the material terms of the Equity Purchase Agreement, and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Equity Purchase Agreement, a copy of which is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the Equity Purchase Agreement the Company agreed to sell and ASC agreed to purchase up to $5,000,000 of the Company’s Common Stock at a price equal to ninety percent (90%) of the lowest closing price of the Company’s common stock on any trading day during the ten trading days immediately following the clearing date associated with the applicable put notice.  The Company also issued ASC a promissory note in the principal amount of $25,000 payable in six months.

Registration Rights Agreement

On April 7, 2014 the Company entered into a Registration Rights Agreement with ASC.  The following is a summary of the material terms of the Registration Rights Agreement, and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Equity Purchase Agreement, a copy of which is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.  Pursuant to this agreement the Company agreed, within one hundred twenty (120) days to file a registration statement with the Securities and Exchange Commission with respect to the securities set forth in the Equity Purchase Agreement.

Consulting Agreement (Adirondack Partners LLC)

On April 7, 2014 the Company entered into a Consulting Agreement with Adirondack Partners LLC (“Adirondack”).  The following is a summary of the material terms of the Consulting Agreement, and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.  Pursuant to this Consulting Agreement the Company retained Adirondack to provide advisory and consulting services to the Company in exchange for 3,500 shares of Series C Preferred Stock.

Series A Preferred Stock Cancellation

On April 7, 2014, Conrad Huss, executive officer and Director of the Company, agreed to retire all 51 shares of Series A Preferred Stock of the Company held by him.

Item 3.02 Unregistered Sales of Equity Securities.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Creation of Preferred Stock

On April 7, 2014, the Board of Directors of Brazil Gold Corp. (the “Company”) approved the designation of two new classes of Convertible Preferred Stock, authorizing the filing with the State of Nevada of Certificates of Designation authorizing the creation of 13,000 shares of Series B 8% Convertible Preferred Stock and 7,000 shares of Series C 8% Convertible Preferred Stock.  The Company anticipates filing the aforementioned Certificates of Designation with the State of Nevada shortly.

Series B 8% Convertible Preferred Stock (the “Series B Preferred Stock”)

The following is a summary of the material rights and preferences of the Series B Preferred Stock set forth in the Certificate of Designation for the Series B Preferred Stock, and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Certificate of Designation for the Series B Preferred Stock, a copy of which is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Holders of the Series B Preferred Stock are entitled to cumulative dividends equal to eight percent of the stated value ($1,000) of the Series B Preferred Stock, payable quarterly in cash or common stock at the option of the holder.  At the option of the holder, each share of Series B Preferred Stock converts into 60,255.214 shares (the “Series B Conversion Ratio”) of Common Stock of the Company, provided that, for a period of 36 months from the issuance date of the Series B Preferred Stock, if the Series B Conversion Ratio converts into a number of shares of common stock of the Company totaling less than 61.75% of the then outstanding shares of Common Stock of the Company, then the Series B Conversion Ratio shall be adjusted such that the Series B Preferred Stock shall be convertible into 61.75% of the then outstanding shares of Common Stock of the Company.  The Series B Conversion Ratio is subject to adjustment under certain circumstances.  The Series B Preferred Stock votes on an as converted basis on any matter submitted to the holders of the Company’s common stock.

Series C 8% Convertible Preferred Stock (the “Series C Preferred Stock”)

The following is a summary of the material rights and preferences of the Series C Preferred Stock set forth in the Certificate of Designation for the Series C Preferred Stock, and does not purport to be complete, and is qualified in its entirety by reference to the full text of the Certificate of Designation for the Series C Preferred Stock, a copy of which is filed as an Exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Holders of the Series C Preferred Stock are entitled to cumulative dividends equal to eight percent of the stated value ($1,000) of the Series C Preferred Stock, payable quarterly in cash or common stock at the option of the holder.  At the option of the holder, each share of Series C Preferred Stock converts into 51,647.326 shares (the “Series C Conversion Ratio”) of Common Stock of the Company, provided that, for a period of 36 months from the issuance date of the Series C Preferred Stock, if the Series C Conversion Ratio converts into a number of shares of common stock of the Company totaling less than 33.25% of the then outstanding shares of Common Stock of the Company, then the Series C Conversion Ratio shall be adjusted such that the Series C Preferred Stock shall be convertible into 33.25% of the then outstanding shares of Common Stock of the Company.  The Series C Conversion Ratio is subject to adjustment under certain circumstances.  The Series C Preferred Stock votes on an as converted basis on any matter submitted to the holders of the Company’s common stock.

Issuance of Preferred Stock

The Company agreed to issue: 6,500 shares of Series B Preferred Stock to each of Mr. Price and Mr. Daignault for serving as officers and directors of the Company.

The issuance of the Series B Preferred Stock and Series C Preferred Stock set forth herein was not registered under the Securities Act of 1933, and was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Effective April 7, 2014 the Board of Directors of the Company increased the size of the Board of Directors to three members and appointed Stephen Price and Gerard Daignault as additional directors to serve until the next annual meeting of the shareholders of the Company.

Executive Officers

Effective April 7, 2014 Conrad Huss resigned as Chief Executive Officer and Secretary of the Company, but will remain as President of the Company.  Also on such date Stephen Price was named Chief Executive Officer of the Company and Gerard Daignault was named Secretary and Chief Financial Officer of the Company.

Steve Price, Chief Executive Officer & Director

Mr. Price has over 32 years of experience in various segments of the animal agriculture industry.  Mr. Price served as Senior Director of Operations of AgFeed USA, LLC, a top tier swine production company marketing 1.3MM hogs annually. Mr. Price oversaw farrowing, finishing, feed and logistics operations in addition to managing human resources, IT support and the critical operational relationship with the company’s primary customer, Hormel Foods.  Prior to joining AgFeed Mr. Price was President and CEO of a $400MM (US) veterinary pharmaceutical distribution company focused on serving over 20,000 food animal producers and veterinarians.  Prior to his appointment as President he served the company as Chief Operating Officer, Vice President of Sales and Marketing and General Manager of the company’s livestock division. Additionally, Mr. Price owned an Oklahoma based cattle backgrounding and feeding enterprise.  Mr. Price holds a Bachelor’s degree in Animal Science from Oklahoma State University.

Gerard Daignault, Chief Financial Officer and Director

Mr. Daignault brings more than 33 years of experience including 24 years at the Chief Financial Officer (CFO) level for several leading global agricultural companies. Mr. Daignault served as both CFO and COO of AgFeed Industries Inc., a multinational agri-business with animal nutrition and swine production operations in both the US and China.  Immediately prior to joining AgFeed Mr. Daignault was a co-founder of Spectrum Agribusiness, a global animal protein strategic consulting firm.  Previously Mr. Daignault served as Director Of Finance PIC North America the United States largest largest swine genetics company. Additionally Mr. Daignault served as CFO of Newsham Hybrids, CFO for PMAG Products and Director of Finance for Purina Mills.  Mr. Daignault holds a Bachelor’s degree in finance and accounting from the University of Missouri.

Item 8.01 Other Events.

On April 7, 2014 the Board of Directors of the Company authorized: (a) the creation of a subsidiary to participate in the livestock industry; (b) change the name of the Company to Conexus Corp.; and (c) move corporate headquarters to Hendersonville, Tennessee. The Board of Directors will be creating the aforementioned subsidiary and taking necessary steps to changes the name of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Incorporated by reference
Exhibit No.	Description	Filed with this Current Report	Form	Filing Date	Exhibit No.

4.1	Form of Series B Convertible Preferred Stock Certificate of Designation to be filed with the Secretary of State of Nevada.

4.2	Form of Series C Convertible Preferred Stock Certificate of Designation to be filed with the Secretary of State of Nevada.

10.1	Consulting Agreement between Brazil Gold Corp. and ASC Recap LLC dated April 1, 2014.
x
10.2	Equity Purchase Agreement between Brazil Gold Corp. and ASC Recap LLC dated April 1, 2014.
x
10.3	Registration Rights Agreement between Brazil Gold Corp. and ASC Recap LLC dated April 1, 2014.
x
10.4	Consulting Agreement between Brazil Gold Corp. and Adirondack Partners LLC dated April 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRAZIL GOLD CORP.

By:	/s/ Conrad Huss
Conrad Huss, President

Date: April 10, 2014

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